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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                         Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 29, 1997
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                         MARRIOTT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


                                    1-12188
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                             (Commission File No.)

        Delaware                                          52-0936594
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(State of incorporation)                      (IRS Employer Identification No.)



                10400 Fernwood Road, Bethesda, Maryland  20817
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (301) 380-3000
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On March 31, 1997, the Registrant announced that it had completed the acquisition of Renaissance Hotel Group N.V. ("Renaissance") through a public tender offer that expired at 12:01 a.m. on March 29. Of the 30,100,000 Renaissance common shares outstanding at the time of the Registrant's tender offer, 30,083,887 shares were tendered and purchased by a subsidiary of the Registrant for $30 per share in cash.

     The attached news release, which is incorporated by reference herein, provides additional information regarding the consummation of this transaction.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

Exhibit 99         News Release dated March 31, 1997.
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                                  SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MARRIOTT INTERNATIONAL, INC.



                                     By: /s/ Stephen E. Riffee
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                                        Stephen E. Riffee
                                        Vice President, Finance and
                                        Chief Accounting Officer

Date: April 14, 1997